UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 9, 2008

                         NuSTATE ENERGY HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

             Nevada                   000-25753                  87-0449667
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 (State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)            File Number)            Identification No.)

902 Clint Moore Road, Suite 204, Boca Raton, Florida                33487
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code 561-998-7557
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On October 9, 2008, we entered into an agreement with the Black Diamond Fund, LLLP, now known as Adamas Fund, LLLP ("Adamas"), to pay Adamas $1,250,000 by December 1, 2008 in satisfaction of all obligations related to the $1,250,000 secured promissory note held by Adamas that became due on September 18, 2008. Upon the payment clearing Adamas' bank, Adamas has agreed to return to our treasury all shares of Series I convertible preferred stock issued to it, retaining approximately 16,000,000 shares of our common stock and release its security interest in our assets. This payment is to be made with a portion of the proceeds from the sale of our intellectual properties and software to our minority-owned affiliate for $3,000,000, disclosed in our current report on Form 8-K filed April 17, 2008. The amendment agreement is attached hereto as Exhibit 10.49.

Item 7.01 Regulation FD Disclosure.

As a result of financial constraints that precluded the Company from commencing the audit process until late September, and not having received the financial statements required for our audit from our 49% owned, privately-held affiliate, the Company was unable to prepare and file its annual report on Form 10-K for the period ended June 30, 2008 by the extension deadline of October 14, 2008. Previously, we had not missed the filing deadline for any of our quarterly or annual reports. As a result of missing this deadline, the OTC Bulletin Board will add an "E" to the Company's stock trading symbol on October 17, 2008. The Company then will have a grace period of 30 calendar days during which it must file its Form 10-K. Management is highly confident that it will file the annual report within the next two weeks.

Item 9.01  Financial Statements and Exhibits.

 (b)     Exhibits

         10.49 Email dated October 9, 2008 from George Q. Stevens, Investment Advisor, The Adamas Fund to Robert Rudman, Managing Director, Aspen Capital Partners, LLC (engaged as consultant by the Company on October 1, 2008)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NuSTATE ENERGY HOLDINGS, INC.

                                           By:/s/ Frank P. Reilly
                                              -------------------------
                                              Frank P. Reilly
                                              Chief Executive Officer

Date:  October 16, 2008